THE ENTERPRISE GROUP OF FUNDS, INC.

SUPPLEMENT DATED MAY 9, 2007 TO THE

PROSPECTUS DATED MARCH 1, 2006, AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus of The Enterprise Group of Funds, Inc. (“Corporation”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about the proposed reorganization of the AXA Enterprise Growth Fund (“AXA Enterprise Fund”) of the Corporation into the Goldman Sachs Capital Growth Fund of the Goldman Sachs Trust (“Goldman Sachs Fund”), which is advised by Goldman Sachs Asset Management, L.P., and the adjournment of the special meeting of shareholders of the AXA Enterprise Fund.

Information Regarding the Proposed Reorganization of

the AXA Enterprise Fund into the Goldman Sachs Fund

The special shareholder meeting scheduled for May 9, 2007 for the AXA Enterprise Fund has been adjourned to 11:00 a.m. on June 7, 2007, at the offices of AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York, at which shareholders of the AXA Enterprise Fund will vote on an Agreement and Plan of Reorganization that provides for the reorganization of the AXA Enterprise Fund into the Goldman Sachs Fund (“Reorganization”).

It is anticipated that, subject to shareholder approval, the effective date of the Reorganization will occur on or about June 22, 2007. Until that date, however, you will be able to purchase, redeem and exchange shares in the AXA Enterprise Fund (subject to the usual limitations described in the Corporation’s Prospectus). Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Corporation’s Prospectus and Statement of Additional Information, together with the Proxy Statement/Prospectus (available upon request) relating to the Reorganization.

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